GOLDEN QUEEN MINING CO. LTD.

2013 STOCK OPTION PLAN

ARTICLE I

DEFINITIONS AND INTERPRETATION

1.1                                   Definitions

As used herein, unless anything in the subject matter or context is inconsistent therewith, the following terms shall have the meanings set forth below:

(a)

“Administrator” means, initially, the secretary of the Company and thereafter shall mean such director or other senior officer or employee of the Company as may be designated as Administrator by the Board from time to time;

(b)	“affiliate” has the meaning ascribed thereto in the Securities Act (British Columbia);

(c)	“associate” has the meaning ascribed thereto in the Securities Act (British Columbia);

(d)	“Award Date” means the date on which the Board grants and announces a particular Option;

(e)

“Blackout Period” means the period during which an Option Holder cannot trade securities of the Company pursuant to the Company's policy respecting restrictions on trading which is in effect at that time (which, for greater certainty, does not include the period during which a cease trade order is in effect to which the Company or in respect of an insider, that insider, is subject);

(f)	“Board” means the board of directors of the Company;

(g)

“Change of Control” means the acquisition by any person or by any person and a joint actor, whether directly or indirectly, of voting securities of the Company, which, when added to all other voting securities of the Company at the time held by such person or by such person and a joint actor, totals for the first time not less than fifty percent (50%) of the outstanding voting securities of the Company or the votes attached to those securities are sufficient, if exercised, to elect a majority of the board of Directors of the Company;

(h)	“Company” means Golden Queen Mining Co. Ltd.;

(i)	“Consultant” means an individual or Consultant Company, other than an Employee or a Director of the Company, that:

(i) is engaged to provide services to the Company or to an affiliate of the Company, other than services provided in relation to a distribution;

(ii) provides the services under a written contract between the Company or the affiliate and the individual or a Consultant Company; and

(iii) spends or will spend a significant amount of time and attention on the affairs and business of the Company or an affiliate of the Company;

(j)	“Consultant Company” means, for an individual consultant, a company which the individual consultant is an employee or shareholder;

(k)	“Director” means any individual holding the office of director or officer of the Company or an affiliate of the Company;

(l)	“Employee” means:

(i)

an individual who is considered an employee of the Company or its subsidiary under the Income Tax Act (Canada) (i.e. for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)

an individual who works full-time for the Company or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work, as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)

an individual who works part-time for the Company or its subsidiary on a continuing and regular basis providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source;

(m)	“Exchange” means the Toronto Stock Exchange, or if the Company is not listed thereon, then it shall mean such exchange or quotation system on which the Shares may be listed or quoted for trading;

(n)	“Exercise Notice” means the notice respecting the exercise of an Option, in the form set out as Schedule “B” hereto, duly executed by the Option Holder;

(o)

“Exercise Period” means the period during which a particular Option may be exercised and is the period from and including the Award Date through to and including the Expiry Date, subject to the provisions of the Plan relating to the vesting of Options;

(p)	“Exercise Price” means the price at which an Option may be exercised as determined in accordance with paragraph 3.3;

(q)	“Expiry Date” means the date determined in accordance with paragraphs 3.4, 3.5 and 3.8 and after which a particular Option cannot be exercised;

(r)	“insider” has the meaning ascribed thereto in the Securities Act (British Columbia);

(s)	“Option” means an option to acquire Shares, awarded to a Director, Employee or Consultant pursuant to the Plan;

(t)	“Option Certificate” means the certificate, substantially in the form set out as Schedule “A” hereto, evidencing an Option;

(u)

“Option Holder” means a Director, Employee or Consultant, or a former Director, Employee or Consultant, who holds an unexercised and unexpired Option or, where applicable, the Personal Representative of such person;

(v)	“Plan” means this Golden Queen Mining Co. Ltd. 2013 stock option plan;

(w)	“Personal Representative” means:

(i) in the case of a deceased Option Holder, the executor (or the administrator of the deceased duly appointed by a court or public authority having jurisdiction to do so); and

(ii) in the case of an Option Holder who for any reason is unable to manage his or her affairs, the person entitled by law to act on behalf of such Option Holder;

(x)	“Securities Act” means the Securities Act, R.S.B.C. 1996, c.418, as amended, as at the date hereof; and

(y)	“Share” or “Shares” means, as the case may be, one or more common shares without par value in the capital of the Company.

1.2                                    Choice of Law

The Plan is established under and the provisions of the Plan shall be interpreted and construed in accordance with the laws of the Province of British Columbia.

1.3                                    Headings

The headings used herein are for convenience only and are not to affect the interpretation of the Plan.

ARTICLE II

PURPOSE AND PARTICIPATION

2.1                                    Purpose

The purpose of the Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified Directors, Employees and Consultants, to reward such of those Directors, Employees and Consultants as may be awarded Options under the Plan by the Board from time to time for their contributions toward the long-term goals of the Company and to enable and encourage such Directors, Employees and Consultants to acquire Shares as long term investments.

2.2                                    Participation

The Board shall, from time to time, in its sole discretion determine those Directors, Employees and Consultants, if any, to whom Options are to be awarded. If the Board elects to award an Option to a Director, the Board shall, in its sole discretion but subject to paragraph 3.2, determine the number of Shares to be acquired on the exercise of such Option. If the Board elects to award an Option to an Employee or Consultant, the number of Shares to be acquired on the exercise of such Option shall be determined by the Board in its sole discretion, and in so doing the Board may take into account the following criteria:

(a)	the remuneration paid to the Employee or Consultant as at the Award Date in relation to the total remuneration payable by the Company to all of its Employees and Consultants as at the Award Date;

(b)	the length of time that the Employee or Consultant has been employed or engaged by the Company; and

(c)	the quality of work performed by the Employee or Consultant.

2.3                                    Notification of Award

Following the approval by the Board of the awarding of an Option, the Administrator shall notify the Option Holder of the award and may provide the Option Holder with an Option Certificate representing the Option so awarded.

2.4                                    Copy of Plan

Each Option Holder, concurrently with the notice of the award of the Option, shall be provided with a copy of the Plan, unless a copy has been previously provided to the Option Holder. A copy of any amendment to the Plan shall be promptly provided by the Administrator to each Option Holder.

2.5                                    Limitation

The Plan does not give any Option Holder that is a Director the right to serve or continue to serve as a Director of the Company nor does it give any Option Holder that is an Employee or Consultant the right to be or to continue to be employed or engaged by the Company.

ARTICLE III

TERMS AND CONDITIONS OF OPTIONS

3.1                                    Board to Allot Shares

The Shares to be issued to Option Holders upon the exercise of Options shall be allotted and authorized for issuance by the Board prior to the exercise thereof.

3.2                                    Number of Shares

The maximum number of Shares issuable under the Plan will be 7,200,000. Additionally, if at any time the Company is subject to restrictions on stock option grants prescribed by applicable securities laws or by an Exchange, the Company shall not grant Options which exceed such restrictions. Further, in no case shall:

(a)

the aggregate number of Shares issued pursuant to options or any other award within any one-year period to insiders under the Plan or any previously established and outstanding security based compensation arrangement, exceed 10% of the issued Shares of the Company (calculated at the time of award); or

(b)

the aggregate number of Shares reserved at any time for issuance to insiders upon the exercise of options or any other award awarded under the Plan or any previously established and outstanding security based compensation arrangement, exceed 10% of the issued Shares of the Company (calculated at the time of award).

If any Option is exercised or expires or otherwise terminates for any reason, the number of Shares in respect of which the Option is exercised or expired or terminated shall again be available for the purposes of the Plan.

3.3                                    Exercise Price

The Exercise Price shall be that price per share, as determined by the Board in its sole discretion as of the Award Date, at which an Option Holder may purchase a Share upon the exercise of an Option, and shall not be less than:

(a)	if the Company’s Shares are not listed for trading on an Exchange at the Award Date, the last price at which the Company’s Shares were issued prior to the Award Date; or

(b)	if the Company’s Shares are listed for trading on an Exchange at the Award Date, the VWAP for the five trading days immediately prior to the Award Date.

3.4                                    Term of Option

Subject to paragraph 3.5, the Expiry Date of an Option shall be the date so fixed by the Board at the time the particular Option is awarded, provided that such date shall not be later than the fifth anniversary of the Award Date of the Option.

If the Expiry Date of an Option falls within a Blackout Period, then the Expiry Date of the Option will be the date which is ten business days after the expiry date of the Blackout Period. Notwithstanding anything else herein contained, the ten business day period referred to in this Section may not be extended by the Board.

3.5                                    Termination of Option

An Option Holder may, subject to any vesting provisions applicable to Options hereunder, exercise an Option in whole or in part at any time or from time to time during the Exercise Period provided that, with respect to the exercise of part of an Option, the Board may at any time and from time to time fix a minimum or maximum number of Shares in respect of which an Option Holder may exercise part of any Option held by such Option Holder. Any Option or part thereof not exercised within the Exercise Period shall terminate and become null, void and of no effect as of 5:00 p.m. local time in Vancouver, British Columbia, on the Expiry Date. The Expiry Date of the vested portion of an Option shall be the earlier of the date so fixed by the Board at the time the Option is awarded and the early termination date (the “Early Termination Date”). The Early Termination Date will be the date the vested portion of an Option expires following the Option Holder ceasing to be a Director, Employee or Consultant, as determined by the Board in accordance with and subject to the provisions of subsections (a)-(c) below. Any portion of an Option that has not vested at the time the Option Holder ceases to be a Director, Employee or Consultant will expire on the date such Option Holder ceases to be a Director, Employee or Consultant, except that in the case of death, any unvested options will become fully vested.

(a)	Death

In the event that the Option Holder should die while he or she is still a Director (if he or she holds his or her Option as Director) or Employee or Consultant (if he or she holds his or her Option as Employee or Consultant), the Early Termination Date shall be twelve (12) months from the date of death of the Option Holder; or

(b)	Ceasing to hold Office

In the event that the Option Holder holds his or her Option as Director of the Company and such Option Holder ceases to be a Director of the Company other than by reason of death, the Early Termination Date of the Option shall be no later than that date which is twelve (12) months from the date the Option Holder ceases to be a Director of the Company unless the Option Holder ceases to be a Director of the Company but continues to be engaged by the Company as an Employee or Consultant, in which case the Expiry Date shall remain unchanged, or unless the Option Holder ceases to be a Director of the Company as a result of:

(i)	ceasing to meet the qualifications set forth in the Business Corporations Act (British Columbia); or

(ii)	a resolution having been passed by the shareholders of the Company pursuant to the Business Corporations Act (British Columbia) removing the Director as such; or

(iii)	by order of any securities commission or the Exchange or any other regulatory body having jurisdiction to so order,

in which case the Early Termination Date shall be the date the Option Holder ceases to be a Director of the Company.

(c)	Ceasing to be Employed or a Consultant

In the event that the Option Holder holds his or her Option as an Employee or Consultant of the Company and such Option Holder ceases to be an Employee or Consultant of the Company other than by reason of death, the Early Termination Date of the Option shall be no later than that date which is twelve (12) months from the date the Option Holder ceases to be an Employee or Consultant of the Company unless the Option Holder ceases to be an Employee or Consultant of the Company as a result of:

(i)	termination for cause or, in the case of a Consultant, breach of contract; or

(ii)	by order of any securities commission or the Exchange or any other regulatory body having jurisdiction to so order,

in which case the Early Termination Date shall be the date the Option Holder ceases to be an Employee or Consultant of the Company.

3.6                                    Vesting

All Options granted pursuant to the Plan will be subject to such vesting requirements as may be prescribed by the Exchange, if applicable, or as may be imposed by the Board.

3.7                                    Effect of a Take-Over Bid

If a bona fide offer (an “Offer”) for Shares is made to an Option Holder or to shareholders of the Company generally or to a class of shareholders which includes the Option Holder, which Offer, if accepted in whole or in part, would result in the offeror becoming a control person of the Company, within the meaning of the Securities Act, the Company shall, immediately upon receipt of notice of the Offer, notify each Option Holder of full particulars of the Offer, whereupon all Shares subject to Options will become vested and the Options may be exercised in whole or in part by each Option Holder so as to permit each Option Holder to tender the Shares received upon exercise of his Options, pursuant to the Offer. However, if:

(a)	the Offer is not completed within the time specified therein; or

(b)	all of the Shares acquired by the Option Holder on the exercise of his Option and tendered pursuant to the Offer are not taken up or paid for by the offeror in respect thereof,

then the Shares received upon the exercise of such Options, or in the case of clause (b) above, the Shares that are not taken up and paid for, may be returned by each Option Holder to the Company and reinstated as authorized but unissued Shares and with respect to such returned Shares, the Options shall be reinstated as if they had not been exercised and the terms upon which such Shares were to become vested pursuant to paragraph 3.6 shall be reinstated. If any Shares are returned to Company under this paragraph 3.7, the Company shall immediately refund the exercise price to the Option Holder for such Shares.

3.8                                    Acceleration of Expiry Date

If at any time when an Option granted under the Plan remains unexercised and an Offer is made by an offeror, the Directors may, upon notifying each Option Holder of full particulars of the Offer, declare all Shares issuable upon the exercise of Options granted under the Plan, vested, and, notwithstanding paragraphs 3.4 and 3.5, may declare that the Expiry Date for the exercise of all unexercised Options granted under the Plan is accelerated so that all Options will either be exercised or will expire prior to the date upon which Shares must be tendered pursuant to the Offer.

3.9                                    Effect of a Change of Control

If a Change of Control occurs, all Shares subject to each outstanding Option will become vested, whereupon all Options may be exercised in whole or in part by the Option Holders.

3.10                                    Assignment of Options

Options may not be assigned or transferred, provided however that the Personal Representative of an Option Holder may, to the extent permitted by paragraph 4.1, exercise the Option within the Exercise Period.

3.11                                    Adjustments

If prior to the complete exercise of any Option the Shares are consolidated, subdivided, converted, exchanged or reclassified or in any way substituted for (collectively the “Event”), an Option, to the extent that it has not been exercised, shall be adjusted by the Board in accordance with such Event in the manner the Board deems appropriate. No fractional Shares shall be issued upon the exercise of any Option and accordingly, if as a result of the Event, an Option Holder would become entitled to a fractional Share, such Option Holder shall have the right to purchase only the next lowest whole number of Shares and no payment or other adjustment will be made with respect to the fractional interest so disregarded. Additionally, no lots of Shares in an amount less than 500 Shares shall be issued upon the exercise of the Option unless such amount of Shares represents the balance left to be exercised under the Option.

ARTICLE IV

EXERCISE OF OPTION

4.1                                    Exercise of Option

An Option may be exercised only by the Option Holder or the Personal Representative of any Option Holder. An Option Holder or the Personal Representative of any Option Holder may exercise an Option in whole or in part at any time or from time to time during the Exercise Period up to 5:00 p.m. local time in Vancouver, British Columbia on the Expiry Date by delivering to the Administrator an Exercise Notice, the applicable Option Certificate and a certified cheque or bank draft payable to Golden Queen Mining Co. Ltd. in an amount equal to the aggregate Exercise Price of the Shares to be purchased pursuant to the exercise of the Option.

4.2                                    Issue of Share Certificates

As soon as practicable following the receipt of the Exercise Notice, the Administrator shall cause to be delivered to the Option Holder a certificate for the Shares purchased pursuant to the exercise of the Option. If the number of Shares purchased is less than the number of Shares subject to the Option Certificate surrendered, the Administrator shall forward a new Option Certificate to the Option Holder concurrently with delivery of the aforesaid share certificate for the balance of Shares available under the Option.

4.3                                    Condition of Issue

The issue of Shares by the Company pursuant to the exercise of an Option is subject to this Plan and compliance with the laws, rules and regulations of all regulatory bodies applicable to the issuance and distribution of such Shares and to the listing requirements of any stock exchange or exchanges on which the Shares may be listed. The Option Holder agrees to comply with all such laws, rules and regulations and agrees to furnish to the Company any information, report and/or undertakings required to comply with and to fully co-operate with the Company in complying with such laws, rules and regulations.

ARTICLE V

STOCK APPRECIATION RIGHTS

5.1                                    Stock Appreciation Rights

Any Option granted under this Plan may include a stock appreciation right, either at the time of grant or by adding it to an existing Option; subject, however, to the grant of such stock appreciation right being in compliance with the applicable regulations and policies of the Exchange.

5.2                                    Stock Appreciation Rights Tied to Options

A stock appreciation right which may be granted pursuant to this Plan shall be exercisable to the extent, and only to the extent, the Option with which it is included is exercisable. To the extent that a stock appreciation right included in or attached to an Option granted hereunder is exercised, the Option to which it is included or attached shall be deemed to have been exercised to a similar extent.

5.3                                    Terms of Stock Appreciation Rights

A stock appreciation right granted pursuant to this Plan shall entitle the Option Holder to elect to surrender to the Company, unexercised, the Option with which it is included, or any portion thereof, and to receive from the Company in exchange therefore that number of Shares, disregarding fractions, having an aggregate value equal to the excess of the value of one Share over the purchase price per Share specified in such Option, times the number of Shares called for by the Option, or portion thereof, which is so surrendered. The value of a Share shall be determined for these purposes, unless otherwise specified or permitted by applicable regulatory policies, based on the weighted average trading price per Share on the Exchange for the five trading days immediately preceding the date the notice provided for in section 5.1 hereof is received by the Company.

5.4                                    Exercise of Stock Appreciation Rights

Subject to the provisions of the Plan, a stock appreciation right granted hereunder may be exercised from time to time by delivering to the Company the Exercise Notice.

ARTICLE VI

BONUSES

6.1                                    Grant of Bonus

The Board shall have the right to determine and to grant Options to any Director or Employee, together with a corresponding right to be paid, in cash, an amount equal to the exercise price of such Options, subject to such provisos and restrictions as the Board may determine, and subject to any applicable Exchange or other approvals, if required.

6.2                                    Number of Shares

The Options granted as part of the bonus provided in section 6.1 shall be included in, and are not in addition to, the maximum number of Options which may be granted under this Plan from time to time.

ARTICLE VII

ADMINISTRATION

7.1                                    Administration

The Plan shall be administered by the Administrator on the instructions of the Board. The Board may make, amend and repeal at any time and from time to time such regulations not inconsistent with the Plan as it may deem necessary or advisable for the proper administration and operation of the Plan and such regulations shall form part of the Plan. The Board may delegate to the Administrator or any Director, officer or employee of the Company such administrative duties and powers as it may see fit.

7.2                                    Interpretation

The interpretation by the Board of any of the provisions of the Plan and any determination by it pursuant thereto shall be final and conclusive and shall not be subject to any dispute by any Option Holder. No member of the Board or any person acting pursuant to authority delegated by it hereunder shall be liable for any action or determination in connection with the Plan made or taken in good faith and each member of the Board and each such person shall be entitled to indemnification with respect to any such action or determination in the manner provided for by the Company.

ARTICLE VIII

AMENDMENT AND TERMINATION

8.1                                    Amendment of the Plan

The Board may from time to time, in its absolute discretion and without shareholder approval, amend the Plan and with the consent of the Option Holder, the terms of any Option granted and outstanding pursuant to the Plan, in any manner whatsoever, including but not limited to the following types of amendments:

(a)	an amendment to the purchase price of any Option, unless the amendment is a reduction in the purchase price of an Option held by an Insider;

(b)	an amendment to the date upon which an Option may expire, unless the amendment extends the expiry of an Option held by an Insider;

(c)	an amendment to the vesting provisions of the Plan and any Option granted under the Plan;

(d)	an addition to, deletion from or alteration of the Plan or an Option that is necessary to comply with applicable law or the requirements of any regulatory authority or the Toronto Stock Exchange;

(e)

any amendment of a “housekeeping” nature, including, without limitation, amending the wording of any provision of the Plan for the purpose of clarifying the meaning of existing provisions or to correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan, correcting grammatical or typographical errors and amending the definitions contained within the Plan respecting the administration of the Plan;

(f)	any amendment respecting the administration of the Plan;

(g)	any other amendment that does not require shareholder approval under this Article VIII.

8.2                                    Shareholder Approval Required

Shareholder approval will be required for the following amendments to the Plan:

(a)	amending the limitations on the maximum number of common shares reserved or issued to insiders;

(b)	increasing the maximum number of common shares issuable pursuant to the Plan;

(c)	amending the amendment provisions of the Plan;

(d)	any amendment which would materially modify the requirements as to eligibility for participation in the Plan;

(e)	any reduction in the purchase price of an Option held by an Insider;

(f)	any extension of the expiry date of an Option held by an Insider;

(g)	any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes.

8.3                                    Termination

The Board may terminate the Plan at any time provided that such termination shall not alter the terms or conditions of any Option or impair any right of any Option Holder pursuant to any Option awarded prior to the date of such termination. Notwithstanding the termination of the Plan, the Company, Options awarded under the Plan, Option Holders and Shares issuable under Options awarded under the Plan shall continue to be governed by the provisions of the Plan.

8.4                                    Agreement

The Company and every person to whom an Option is awarded hereunder shall be bound by and subject to the terms and conditions of the Plan. This Plan repeals and replaces any stock option plan adopted by the Company prior to the date hereof and any options awarded and outstanding under such prior plan shall hereafter be governed by the provisions of this Plan.

ARTICLE IX

APPROVALS REQUIRED FOR PLAN

9.1                                    Effectiveness of Plan

The Plan is effective upon the shareholders of the Company approving the Plan.

9.2                                    Substantive Amendments to Plan

Any substantive amendments to the Plan shall be subject to the Company first obtaining the approvals, if required, of:

(a)

the shareholders or disinterested shareholders, as the case may be, of the Company at a general meeting where required by the rules and policies of the Exchange, or any stock exchange on which the Shares may then be listed for trading; and

(b)	the Exchange, or any stock exchange on which the Shares may then be listed for trading.

ARTICLE X

UNITED STATES REQUIREMENTS

10.1                                    Compliance with U.S. Securities Laws

No Option will be granted and issued unless the grant and issuance of such Option shall comply with all relevant provisions of applicable United States federal and state securities laws, including the availability of an exemption from registration for the issuance and sale of such Shares. The Company has no obligation to undertake registration under any United States federal or state laws of Options or the Shares issuable upon the exercise of Options.

As a condition to the exercise of an Option, the Board or Administrator may require the Optionee to make representations and warranties in writing at the time of such exercise in order to establish, to the satisfaction of the Company and its legal counsel, that the Shares to be issued on such exercise may legally be issued in compliance with all applicable United States federal and state securities laws. If required by applicable United States federal and state securities laws, a stop-transfer order against such Shares shall be placed on the share ledger books and records of the Company, and a legend indicating that the Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, shall be stamped on the certificates representing such shares. The Board or Administrator also may require such other documentation as they, in their sole discretion, may from time to time determine to be necessary to comply with United States federal and state securities laws.

The Option Certificate in respect of the grant of any Options to persons who are U.S. Persons, as that term is defined in Rule 902 of Regulation S, will include the following statement:

This Option has not been registered under any U.S. federal or state law and may not be exercised except pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, and all applicable U.S. state securities laws, or pursuant to available exemptions from such registration requirements. In addition, shares issued on exercise of this Option by a U.S. resident will bear a U.S. form of restrictive legend and may not be resold except in compliance with such legend.

10.2.                                    Non-Qualified Plan

No Option granted under the Plan will constitute an Incentive Stock Option as described in Section 422 of the Internal Revenue Code of 1986, as amended.

ON BEHALF OF THE BOARD

/s/ Lutz Klingmann
Lutz Klingmann, President

SCHEDULE “A”

GOLDEN QUEEN MINING CO. LTD.

STOCK OPTION PLAN

OPTION CERTIFICATE

This Certificate is issued pursuant to the provisions of Golden Queen Mining Co. Ltd. (the “Company”) Stock Option Plan (the “Plan”) and evidences that (the “Holder”) is the holder of an option (the “Option”) to purchase up to common shares (the “Shares”) in the capital stock of the Company at a purchase price of $ per Share. Subject to the provisions of the Plan:

(a)	the Award Date of this Option is ___________________________; and

(b)	the Expiry Date of this Option is ___________________________.

The right to purchase Shares under the Option will vest in the Holder in increments over the term of the Option as follows:

Date	Cumulative Number of Shares which may be Purchased

This Option may be exercised in accordance with its terms at any time and from time to time from and including the Award Date through to and including up to 5:00 local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Administrator of the Plan an Exercise Notice, in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Golden Queen Mining Co. Ltd.” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised. If the Optionee is an employee or consultant, the Optionee confirms that it is a bona fide employee or consultant, as the case may be.

The foregoing Option has been awarded this ____ day of ___________________________.

GOLDEN QUEEN MINING CO. LTD.

Per: __________________________________

SCHEDULE “B”

EXERCISE NOTICE

TO:	The Administrator, Stock Option Plan
c/o Golden Queen Mining Co. Ltd.
6411 Imperial Avenue
West Vancouver, BC V7W 2J5

1.	EXERCISE OF OPTION

The undersigned hereby irrevocably gives notice, pursuant to the Golden Queen Mining Co. Ltd. (the “Company”) Stock Option Plan (the “Plan”), of the exercise of the Option to acquire and hereby subscribes for (cross out inapplicable item):

(a)	all of the Shares; or

(b)	___________ of the Shares, which are the subject of the option certificate attached hereto.

Calculation of total Exercise Price:

(i)	number of Shares to be acquired on exercise:	____________ shares

(ii)	times the Exercise Price per Share:	$____________

	Total Exercise Price, as enclosed herewith:	$____________

The undersigned tenders herewith a cheque or bank draft (circle one) in the amount of $ , payable to Golden Queen Mining Co. Ltd. in an amount equal to the total Exercise Price of the Shares, as calculated above.

2.	EXERCISE OF STOCK APPRECIATION RIGHT (Complete only if exercising stock appreciation rights]

The undersigned hereby irrevocably gives notice, pursuant to the Plan, of the exercise of the stock appreciation right provided under the Plan and accordingly, wishes to receive such number of Shares as calculated in accordance with the Plan. As consideration for the Shares, the undersigned hereby agrees to cancel [cross out inapplicable item]:

(a)	all of the Rights; or
(b)	_____________________________ of the Rights.

2.	DELIVERY OF SHARE CERTIFICATE

The Company is directed to deliver the share certificate evidencing the number of Shares to be issued to the undersigned pursuant to this Exercise Notice, to the undersigned at the following address:

__________________________________________________________

__________________________________________________________

All the capitalized terms, unless otherwise defined in this Exercise Notice, will have the meaning provided in the Plan.

DATED ___the day of _____________________________.

_____________________________________	_____________________________________
Witness	Signature of Option Holder
_____________________________________	_____________________________________
Name of Witness (Print)	Name of Option Holder (Print)